Exhibit 3.221
Hope Andrade
Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
MEXIA-PRINCIPAL, INC.
Filing Number: 144375900

Articles Of Incorporation	April 29, 1997
Change Of Registered Agent/Office	November 17, 1997
Change Of Registered Agent/Office	September 28, 2000
Change of Office by Registered Agent	October 29, 2001
Change of Registered Agent/Office	July 13, 2005
Change of Name or Address by Registered Agent	April 19, 2010
In testimony whereof, I have hereunto signed my name
officially and caused to be impressed hereon the Seal
of State at my office in Austin, Texas on March 11,
2011.

/s/ Hope Andrade

Hope Andrade Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-555	Fax:(512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 358900740005

FILED
in the Office of the
ARTICLE OF INCORPORATION	Secretary of State of Texas

OF	APR 29 1997

MEXIA-PRINCIPAL, INC.	Corporations Section
     The undersigned acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation.
ARTICLE ONE
     The name of the corporation (the “Corporation”) is Mexia-Principal, Inc.
ARTICLE TWO
     The period of its duration is perpetual.
ARTICLE THREE
     The purpose for which the Corporation is organized is to transact any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.
ARTICLE FOUR
     The aggregate number of shares which the Corporation shall have the authority to issue is One Thousand (1,000), $.01 par value.
ARTICLE FIVE
     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000), consisting of money, labor done or property actually received.
ARTICLE SIX
     The street address of its initial registered office is 350 North St. Paul Street, Dallas, Texas 75201, and the name of its initial registered agent at such address is CT Corporation System.

ARTICLE SEVEN
     The number of directors constituting the initial board of directors is four (4), and the name and address of each person who is to serve as director until the first annual meeting of the shareholders or until a successor is elected and qualified are:

Name	Address
Martin S. Rash	109 Westpark Drive, Suite 180
Brentwood, Tennessee 37027

Richard D. Gore	109 Westpark Drive, Suite 180
Brentwood, Tennessee 37027

John M. Rutledge	109 Westpark Drive, Suite 180
Brentwood, Tennessee 37027
ARTICLE EIGHT
     The name and address of the incorporator is Franklin A. Berryman, 511 Union Street, Suite 2100, Nashville, Tennessee 37219.
     IN WITNESS WHEREOF, I have hereunto set my hand, this 29 day of APRIL, 1997

/s/ Franklin A. Berryman
Franklin A. Berryman, Incorporator

Office of the Secretary of State	Filed in the Office of the
Corporations Section	Secretary of State of Texas
P.O. Box 13697	Filing #: 144375900 04/19/2010
Austin, Texas 78711-3697	Document #: 304538402235
(Form 408)	Image Generated Electronically
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is MEXIA-PRINCIPAL, INC.

The entity’s filing number is 144375900

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 04/19/2010
CT Corporation System
     Name of Registered Agent
Kenneth Uva, Vice President
     Signature of Registered Agent
FILING OFFICE COPY

FILED
In the Office of the
Secretary of State of Texas
Office of the Secretary of State
Corporations Section	OCT 29 2001
P.O. Box 13697
Austin, Texas 78711-3697	Corporations Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List

The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 905 Congress Avenue, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 1614 Sidney Baker Street, Kerrville, TX 78028

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 10/19/01

National Registered Agents, Inc. Name of Registered agent
/s/ Dennis E. Howarth
Dennis E. Howarth, President
Signature of registered agent

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, THE STATEMENT MUST BE NOTARIZED. NOTARIZATION OF THE STATEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of Texas	§
County of _____________________	§

Subscribed and sworn to before me on		by
(date)

(name of person sworn)
     (Notary Seal)

Signature of Notary
Notary Public, State of Texas

STATUTORY REPRESENTATION	M/A/R/C INC.	TX
STATUTORY REPRESENTATION	MADISON TECHNOLOGIES INC.	TX
STATUTORY REPRESENTATION	MAJESTIC MINING INC.	TX
STATUTORY REPRESENTATION	MANSKE DEVELOPMENT MANAGEMENT INC.	TX
STATUTORY REPRESENTATION	MARGO SAWYER INC.	TX
STATUTORY REPRESENTATION	MAX GREEN INC.	TX
STATUTORY REPRESENTATION	MEDIA & PUBLIC RELATIONS GROUP INC.	TX
STATUTORY REPRESENTATION	MEMBAR INC.	TX
STATUTORY REPRESENTATION	MEMBERS CONSUMER NETWORK ASSOCIATION INC.	TX
STATUTORY REPRESENTATION	METOKOTE HOLDINGS INC.	TX
STATUTORY REPRESENTATION	MEXIA-PRINCIPAL INC.	TX
STATUTORY REPRESENTATION	MICRO ASSOCIATES INC.	TX
STATUTORY REPRESENTATION	MID COAST SECURITY & INVESTIGATIONS INC.	TX
STATUTORY REPRESENTATION	MILLS CUSTOM HOMES INC.	TX
STATUTORY REPRESENTATION	MISSIONWOOD MANAGEMENT INC.	TX
STATUTORY REPRESENTATION	MODULUS TECHNOLOGIES INC.	TX
STATUTORY REPRESENTATION	MONGOOSE TECHNOLOGY INC.	TX
STATUTORY REPRESENTATION	MSS-LASCO INC.	TX
STATUTORY REPRESENTATION	MUSICIANS PLANET TEXAS INC.	TX
STATUTORY REPRESENTATION	MZM USA INC.	TX
STATUTORY REPRESENTATION	NATIONAL HOMEBUYER EDUCATIONAL TRAINING CENTE	TX
STATUTORY REPRESENTATION	NATIONAL INSTITUTE OF ANXIETY AND STRESS INC.	TX
STATUTORY REPRESENTATION	NAUTICA JEANS OF SAN MARCOS INC.	TX
STATUTORY REPRESENTATION	NAUTICA OF ALLEN INC.	TX
STATUTORY REPRESENTATION	NES PARTNERS INC.	TX
STATUTORY REPRESENTATION	NEWLAND ASSOCIATES ROUND ROCK INC.	TX
STATUTORY REPRESENTATION	NORBAR INC.	TX
STATUTORY REPRESENTATION	NORTH STAR CHRISTMAS LIGHTING INC.	TX
STATUTORY REPRESENTATION	NVO INFORMATION SYSTEMS INC.	TX
STATUTORY REPRESENTATION	OAK HOLDINGS INC.	TX
STATUTORY REPRESENTATION	OGILVIE INSURANCE SERVICES OF TEXAS INC.	TX
STATUTORY REPRESENTATION	OPTIM INC.	TX
STATUTORY REPRESENTATION	PACKAGING & DISPLAY SOLUTIONS LLC	TX
STATUTORY REPRESENTATION	PAIDEMAIL.COM INC.	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL GP INC.	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL HEALTHCARE LIMITED PARTNE	TX
STATUTORY REPRESENTATION	PALESTINE-PRINCIPAL INC.	TX

STATEMENT OF CHANGE OF REGISTERED OFFICE OR
REGISTERED AGENT OR BOTH BY
A CORPORATION

FILED In the Office of the Secretary of State of Texas

NOV 17 1997

Corporations Section
1.	The name of the corporation is Mexia-Principal, Inc..

The corporation’s charter number is 01443759-00.

2.	The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).
350 North St. Paul Street
Dallas, Texas 75201.

3.	A. ☑ The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.) 1212 Guadalupe Austin, Texas 78701.

OR	B.☐ The registered office address will not change.

4.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is C T Corporation System.

5.	A.☑ The name of the NEW registered agent is National Registered Agents, Inc..

OR	B.☐ The registered agent will not change.

6.	Fallowing the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by:
(Profit corporations may select A or B)
(Non-Profit corporations may select A, B, or C)
A.☑	The board of directors; OR

B.☐	An officer of the corporation so authorized by the board of directors; OR

C.☐	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

/s/ [ILLEGIBLE]
An Authorized Officer Vice President

Please submit this form in duplicate with the appropriate filing fee.
PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

FILED
In the Office of the
Secretary of State of Texas
Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	SEP 28 2000
Corporations Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List of Corporation

The entity’s file number is See List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

800 Brazos Street, Suite 1100, Austiin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

905 Congress Avenue, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: September 27, 2000

National Registered Agents, Inc. Name of registered agent
/s/ Dennis E. Howarth
Dennis E. Howarth, President
Signature of registered agent

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of Texas New Jersey	§
County of Mercer	§

This instrument was acknowledged before me on	September 27, 2000	by
(date)
Dennis E. Howarth
(name of person acknowledging)
     (Notary Seal)

ZULMA MUNIZ HOWARTH	/s/ Zulma Muniz Howarth
NOTARY PUBLIC, NEW JERSEY	Signature of Notary
TERM EXPIRES MARCH 1, 2003	Notary Public, State of Texas

00	ITG ACQUISITION I, INC	1535868	1332419
00	ITG ACQUISITION II, INC	1535869	1273979
00	ITG ACQUISITION III, INC.	1535870	1306940
00	JADES’ PROFESSIONAL SERVICES, INC	1551149	1299523
00	JAY JAY WELL SERVICE, INC	324224	332535
00	JOHNNY ROCKETS OF TEXAS, INC	1528746	1249325
00	KASBAR, INC	501035	481433
00	KATY POOL & CHEMICAL, INC	1523400	1249909
00	KEY CONSULTING, INC.	1589714	1072185
00	KOSKI MANAGEMENT, INC	1471472	1112417
00	KY TRUCKING, INC	1535469	1394294
00	LANTRONICS, INC	1457593	1064749
00	LEARDATA INFO-SERVICES, INC	1072450	764976
00	LUVSKYS, INC	1536110	1056882
00	MAJESTIC MINING, INC	151089	155076
00	MAX GREEN, INC	1592875	1132259
00	MEDIA & PUBLIC RELATIONS GROUP, INC	1580494	1055799
00	MEMBAR, INC	560038	503673
00	MERAK PROJECTS INC	1166047	786969
00	MERRIMAC TEXAS INSURANCE SERVICES INC	1574727	1065047
00	MEXIA-PRINCIPAL, INC	1443759	1412910
00	MICRO ASSOCIATES, INC	549090	473182
00	MID AMERICA CHIROPRACTIC CONSULTANTS OF TEXAS, INC	1581413	1013110
00	MID COAST SECURITY & INVESTIGATIONS INC	1583344	1004513
00	MID-VALLEY GRAIN COMPANY	1556857	1242170
00	MMI ACQUISITION, INC	1532057	1374646
00	MOMENTUM ACQUISITION CORP	1592049	1297606
00	MONGOOSE TECHNOLOGY, INC	1551946	1030236
00	MRM REAL ESTATE CORPORATION	1502801	1275229
00	MSS-LASCO, INC	1501487	1331138
00	MUSICIANS PLANET TEXAS, INC	1432115	1175341
00	MYCOM CHEMICAL HOUSTON CORPORATION	1560815	1385675
00	NATIONAL DRIVERS SAFETY ASSOCIATION, INC.	1537373	1224061
00	NATIONAL PRODUCE CONSULTANTS, INC	1174636	690448
00	NAUTICA JEANS OF SAN MARCOS, INC	1557829	1366783

FILED
In the Office of the
Secretary of State of Texas
Office of the Secretary of State
Corporations Section	JUL 13 2005
P.O. Box 13697
Austin, Texas 78711-3697	Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1.	The name of the entity is Mexia-Principal, Inc. and the file number issued to the entity by the secretary of state is 0144375900

2.	The entity is: (Check one.)
☑	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	a limited liability company, which has authorised the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☐	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 1614 Sidney Baker Street Kerrville. Texas 78028

4.	☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

c/o CT Corporation System. 350 N. St. Paul Street Dallas, Texas 75201

OR	☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is National Registered Agents, Inc.

6.	☑ A. The name of the NEW registered agent is CT Corporation System

OR	☐ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:	/s/ [ILLEGIBLE]
(A person authorized to sign
on behalf of the entity)

INSTRUCTIONS
1.	It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.	An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.
5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.